REGISTRATION RIGHTS AGREEMENT

                  This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of October 16, 2000, by and among Wit SoundView Group, Inc., a Delaware corporation (together with its permitted successors and assigns, "we" or the "Company"), and the persons whose signatures appear on the execution pages of this Agreement (the "Stockholders").

                  WHEREAS, the Company has agreed to use its commercially reasonable efforts to effect and maintain the registration under the Securities Act of 1933, as amended (the "Act") of certain shares of its common stock, par value $0.01 per share, which are set forth opposite the name of each Stockholder on Schedule A and are being issued pursuant to the Agreement and Plan of Merger, by and among the Company, Wit SoundView Corporation and E*OFFERING Corp., dated as of May 15, 2000, as amended on September 26, 2000 (the "Merger Agreement"), along with the associated rights to purchase shares of the Company's Series A Junior Participating Preferred Stock and any securities paid, issued or distributed in respect of such shares by way of stock dividends or distribution or stock split or in connection with a combination of shares, recapitalization, reorganization, merger or otherwise (collectively, the "Registrable Shares"),

                  WHEREAS, certain of the Stockholders are parties to an agreement or agreements which in one or more ways restrict or restricts the rights of such Stockholders to sell or otherwise transfer the Registrable Shares for specified periods of time and until certain conditions are no longer applicable, and notwithstanding the rights granted to such Stockholders hereunder, such transfer restrictions are independent of the provisions of this Agreement, and

                  WHEREAS, the Company has registered under the Act the resale of the Registrable Shares by the Stockholders on a Registration Statement on Form S-4 (No. 333- 42062), which was originally declared effective by the staff of the Securities and Exchange Commission (the "Staff") on August 8, 2000, as amended by a post-effective amendment dated October 6, 2000 (as may be amended from time to time, the "Current Registration Statement").

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be bound hereby the parties agree as follows:

                  1.       REGISTRATION.

                           (a) With respect to the Registrable Shares,
immediately after the Closing of the Merger, or as soon thereafter as reasonably practicable, the Company hereby agrees to use its reasonable best efforts to either (i) maintain the effectiveness of the Current Registration Statement, through post-effective amendments, if, and as necessary, on Form S-3 (or any successor form), for the sale by the Stockholders of Registrable Shares from time to time on a delayed or continuous basis pursuant to Rule 415 under the Act or (ii) prepare and file a new registration statement on Form S-3 (or any successor form) (a "New Registration Statement") with the Staff and to maintain the effectiveness of the New Registration Statement, through post-effective amendments, as necessary, for the sale by the Stockholders of Registrable Shares from time to time on a delayed or continuous basis pursuant to Rule 415 under the Act. As used herein, the term "Registration Statement" refers to either the Current Registration Statement or the New Registration Statement, as applicable.

                           (b) With respect to each Stockholder, the Company
further agrees to maintain the effectiveness of the Registration Statement until such time as the earlier of (i) all Registrable Shares have been sold by such Stockholder, (ii) the lapse, if applicable to such Stockholder, of selling restrictions provided by Rule 144(k) under the Act (or any successor provision) applicable to such Stockholder, (iii) or November 15, 2003.

                           (c) The Company shall have no obligation to engage in
underwriting to effect or facilitate the sale of any Registrable Shares and this Agreement shall not confer any piggyback or other rights on the holders of Registrable Shares, other than as expressly set forth herein.

                  2.       DELAY PERIODS. Notwithstanding the provisions of
Section 1 above, the Company shall have the right to suspend the filing, effectiveness or use of the Registration Statement for a reasonable length of time not to exceed 90 calendar days (a "Delay Period") from time to time if the Company determines in good faith that (A) it is in possession of material, non-public information concerning an acquisition, merger, recapitalization, consolidation, reorganization or other material transaction by or of the Company or concerning pending or threatened litigation and (B) disclosure of such information would jeopardize any such transaction or litigation or otherwise materially harm the Company, provided, that the Company may not exercise such deferral right pursuant to this Section 2 more than once in any twelve month period. The Company shall provide written notice at or prior to commencement of a Delay Period and promptly upon the end of any Delay Period to each holder of Registrable Shares covered by the Registration Statement and such holders shall cease all disposition efforts with respect to Registrable Shares held by them immediately upon the beginning of any Delay Period until notified of the end of such Delay Period.

                  3.       HOLD-BACK AGREEMENT.

                           Each holder of Registrable Shares agrees, if such
holder is requested by an underwriter in an underwritten offering for the Company (whether for the account of the Company or otherwise), not to effect any public sale or distribution of any of the Company's equity securities pursuant to the Registration Statement, including (in the case of an offering for the account of the Company) a sale pursuant to Rule 144 (except as part of such underwritten registration), during the 3-day period prior to the offering date, and during the 30-day period beginning on the closing date of such underwritten offering.

                  4. NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission against facsimile confirmation or mailed (by registered or certified mail, postage prepaid, return receipt requested) or delivered by reputable overnight courier, fee prepaid, to the parties at the following addresses or facsimile numbers:

                           (1)     If to the Company, to:

                                   Wit SoundView Group, Inc.
                                   826 Broadway
                                   New York, New York 10003
                                   Facsimile No.: 212-253-5289
                                   Attn.: General Counsel

                                   with a copy to:

                                   Skadden, Arps, Slate, Meagher & Flom LLP
                                   Four Times Square
                                   New York, New York 10036-6522
                                   Facsimile No.: 212-735-2000
                                   Attn.: Richard T. Prins

                           (2)     If to any Stockholder, to:

                                    The last known address of such Stockholder on the books and records of the Company;

                  5.

                           EXPENSES. The Company will pay all expenses to
register the Registrable Shares and maintain the effectiveness of the Registration Statement for the period set forth in Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits incident to or required by any such registration and expenses of complying with the securities and "blue-sky" laws. Stockholders shall bear all other expenses in proportion to the number of Registrable Shares held by such Stockholder and included in such registration, including underwriting expenses, the expense of any broker's commission or underwriter's discount or commission relating to registration and sale of such Stockholder's Registrable Shares.

                  6. GOVERNING LAW. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof.

                  7. WAIVER OF JURY TRIAL. Each of the parties hereto hereby waives its respective rights to a jury trial of any claim or cause of action based upon or arising out of this agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this agreement, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each of the parties hereto further warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. This waiver is irrevocable, meaning that it may not be modified either orally or in writing, and this waiver shall apply to any subsequent amendments, renewals, supplements or modifications to this agreement. In the event of litigation, this agreement may be filed as a written consent to a trial by the court.

                  8. ASSIGNMENT. The rights granted pursuant to this Agreement may not be assigned or otherwise conveyed by any Stockholder or by any subsequent transferee of any of such rights without the written consent of the Company, which consent shall not unreasonably be withheld; provided, however, that no such written consent shall be required and such Registrable Shares will be Registrable Shares upon transfer to such transferee if (a) the transfer is to any affiliate or partner of any Stockholder or if such transferee acquires at least a majority of the capital stock of the Company owned by such Stockholder or (b) the transfer of the Registrable Shares to such transferee is expressly permitted by any agreement between the Company and any Stockholder (each, a "Permitted Transferee"); provided further, however, that any such purchaser or transferee shall, as a condition to the effectiveness of such transfer and/or assignment, be required to execute a counterpart to this Agreement agreeing to become a party to this Agreement and to be treated as a Stockholder hereunder, whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in this Agreement. The rights granted pursuant to this Agreement with respect to any Stockholder's Registrable Shares shall be deemed to be assigned subject to the provisions of this Section 9 (with respect to such Registrable Shares) to any Permitted Transferee of such Registrable Shares, unless the documentation executed by the Stockholder to effect the transfer of such Registrable Shares provides that rights under this Agreement are not being assigned to such transferee. The term "Stockholder" shall be deemed to include any party to whom a Stockholder's rights with respect to a particular Registrable Shares have been assigned in accordance with this
Section 9.

                  9.       INDEMNIFICATION.

                           (a) In connection with any registration of any
Registrable Shares under the Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Stockholders, and the officers, directors and other persons that may be deemed to control any Stockholder within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act") against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which the Stockholders and such persons may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Securities and Exchange Commission (the "Commission"), any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or "blue-sky" laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under state securities or "blue-sky" laws; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in strict conformity with written information furnished to the Company by any Stockholder with respect to information regarding such Stockholder expressly for inclusion therein.

                           (b) In connection with any registration of
Registrable Shares under the Act pursuant to this Agreement, any Stockholder participating in such registration shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 9(a)) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the Company and each person who controls any of the foregoing persons within the meaning of the Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Share, if such statement or omission was made in reliance upon and in strict conformity with written information furnished to the Company or such underwriter by such Stockholder expressly for inclusion in such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document, provided that the liability of any Stockholder under this Section 9(b) shall not exceed the aggregate proceeds received by such Stockholder upon the sale of Registrable Shares by such Stockholder pursuant to such registration.

                           (c) Promptly after receipt by an indemnified party of
notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 9, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if such indemnified party shall have reasonably concluded that representation of such indemnified party or parties by the counsel retained by the indemnifying party or parties would be inappropriate due to actual or potential differing interests between such indemnified party or parties and any other party represented by such counsel in such proceeding.

                           (d) If the indemnification provided for in this
Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  10. MODIFICATIONS; Amendments; Waivers. The terms and provisions of this Agreement may only be amended or waived either (a) with the written consent of the (i) Company and (ii) Stockholders holding a majority, by voting power, of the outstanding Registrable Shares then held by all Stockholders with respect to all terms and provisions of this Agreement.

                  11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  12. ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                   WIT SOUNDVIEW GROUP, INC.


                                   By:  /s/ Lloyd H. Feller
                                        ---------------------------------------
                                   Name:    Lloyd H. Feller
                                   Title:   Senior V.P. and Co-General Counsel



E*TRADE GROUP, INC.


By:  /s/ Theodore J. Theophilos
     -----------------------------
     Name:  Theodore J. Theophilos
     Title: Chief Legal Affairs Officer
            and Corporate Secretary



GAP COINVESTMENT PARTNERS II, L.P.


By:  /s/ Thomas J. Murphy
     -----------------------------
     Name:  Thomas J. Murphy
     Title: Attorney-In-Fact



GENERAL ATLANTIC PARTNERS 61, L.P.

By:  General Atlantic Partners, LLC,
     Its general partner

By:  /s/ Thomas J. Murphy
     -----------------------------
     Name:  Thomas J. Murphy
     Title: Attorney-In-Fact



SOFTBANK TECHNOLOGY VENTURES V L.P.


By:
     -----------------------------
     Name:
     Title:

NEW ENTERPRISE ASSOCIATES 9 L.P.


By:
     -----------------------------
     Name:
     Title:



CRUTTENDEN PARTNERS, LLC


By:  /s/ Walter Cruttenden
     -----------------------------
     Name:  Walter Cruttenden
     Title: Managing Member


/s/ William Owen
----------------------------------
Name:     William Owen


/s/ Walter Cruttenden
----------------------------------
Name:     Walter Cruttenden



----------------------------------
Name:     Sanford Robertson


/s/ Frank W. Cutler
----------------------------------
Name:     Frank Cutler


/s/ Christopher Cruttenden
----------------------------------
Name:     Christopher Cruttenden

E*TRADE ECOMMERCE FUND, L.P.

By:  E*TRADE Ventures I, LLC,
     Its general partner

By:  /s/ Thomas Bevilacqua
     -----------------------------
     Name:  Thomas Bevilacqua
     Title: Member

                                                                      Schedule A

                               REGISTRABLE SHARES

STOCKHOLDER                                       NO. OF REGISTRABLE SHARES

E*TRADE Group, Inc.

General Atlantic Partners 61, L.P.

GAP Coinvestment Partners II, L.P.

Softbank Technology Ventures V L.P.

New Enterprise Associates 9 L.P.

E*TRADE ecommerce Fund, L.P.

Cruttenden Partners, LLC

William Owen

Walter Cruttenden

Sanford Robertson

Frank Cutler

Christopher Cruttenden

                                                       ------------
                    Total
                                                       ============